                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): January 28, 2000
                                                        ----------------

                       PHARMAKINETICS LABORATORIES, INC.
                       ---------------------------------
            (Exact name of registrant as specified in its charter)

   Maryland                       0-11580                        52-1067519
----------------          ------------------------         -------------------
(State or other           (Commission File Number)          (I.R.S. Employer
 jurisdiction of                                           Identification No.)
  incorporation)

              302 West Fayette Street
               Baltimore, Maryland                 21201
              -----------------------              -----
     (Address of principal executive offices)    (Zip Code)


      Registrant's telephone number, including area code: (410) 385-4500
                                                          --------------

ITEM 5.  OTHER EVENTS.

  On January 28, 2000, PharmaKinetics Laboratories, Inc. issued a press release regarding a change in management. The press release attached as
Exhibit 99.1 contains the text.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)     Not applicable.

         (b)     Not applicable.

         (c)     Exhibits:

                 99.1  Press Release dated January 28, 2000.

                                  SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          PHARMAKINETICS LABORATORIES, INC.


Date: February 4, 2000                    By: /s/ James M. Wilkinson, II, Ph.D.
                                          -------------------------------------
                                                  James M. Wilkinson, II, Ph.D.
                                                  President and
                                                  Chief Executive Office